UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 26, 2021 (Date of earliest event reported)

PINEAPPLE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-55896

Nevada	47-5185484
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

10351 Santa Monica Blvd., Suite 420 Los Angeles, California 90025

(Address of principal executive offices, including zip code)

(310) 877-7675

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0000001 par value per share	PNPL	OTC Grey

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 7, 2021, Pineapple, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission disclosing that the Company entered into a Stock Purchase Agreement (the “Agreement”) with Capital Growth Investments, Inc., a California corporation (“CGI”) and its sole shareholder, Pineapple Ventures, Inc., a California corporation (“PVI” and together with the Company and CGI, the “Parties”), which is also a minority-owned portfolio asset of the Company. This Amendment No. 1 to the Original Form 8-K is being filed by the Company to clarify material terms to the Agreement and disclose an amendment to the Agreement, as further described below.

Item 1.01. Entry into a Material Definitive Agreement

As disclosed in the Original Form 8-K and pursuant to the Agreement, the Company holds the right to acquire up to 50,000 shares of CGI (the “Shares”), which comprises 50% of its issued and outstanding capital stock, from PVI for an aggregate purchase price of $1,000,000 (the “Purchase Price”). On August 7, 2021, the Company paid $100,000 to CGI on August 7, 2021 (the “Deposit”) in exchange for 5% of the shares of CGI. Within 60 days of execution of the Agreement (the “Closing Date”), the remaining balance of $900,000 was to have been paid in exchange for 45% of the Shares of the Company. As of the date of this filing, none of the Shares has been issued to the Company.

Pursuant to an Amendment to Stock Purchase Agreement, dated November 26, 2021, the Parties have acknowledged that the Purchase Price, which shall be paid by Buyer in installments of $100,000 as a refundable deposit, has been received. The remaining balance of $900,000 shall be paid in exchange for the entirety of the Shares on or before March 31, 2022 (the “Extended Closing Date”). Should the Buyer be unable to fund the balance of $900,000 by the Extended Closing Date, the transaction shall be cancelled and $100,000 shall be returned to the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Amendment to Stock Purchase Agreement, dated November 26, 2021, by and among Pineapple, Inc., Capital Growth Investments, Inc. and Pineapple Ventures, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINEAPPLE, INC.

	By:	/s/ Matthew Feinstein
Date: November 26, 2021	Name:	Matthew Feinstein
	Title:	Interim Chief Financial Officer